Exhibit 99.7

BD AND BARD TO CREATE HIGHLY DIFFERENTIATED MEDICAL TECHNOLOGY COMPANY Combination Will Deliver Innovative Healthcare Solutions to Improve Clinical and Economic Outcomes FRANKLIN LAKES, NJ MURRAY HILL, NJ FOUNDED IN 1897 FOUNDED IN 1907 Leading global medical technology company with strong capabilities in strategic selling, informatics and solutions delivery Medical technology leader in the fields of vascular, urology, oncology and surgical specialty products $41B MARKET CAP $12.4B TTM REVENUE $19B MARKET CAP $3.7B TTM REVENUE ~ 50K EMPLOYEES Advancing the World of Health ~16K EMPLOYEES Advancing Lives and the Delivery of Health Care COMBINATION ACCELERATES BD’S GROWTH STRATEGY BY BRINGING MORE COMPREHENSIVE, CLINICALLY RELEVANT SOLUTIONS TO CUSTOMERS & PATIENTS AROUND THE GLOBE STRATEGICALLY WELL-ALIGNED WITH HIGHLY COMPATIBLE CULTURES Builds on BD’s leadership position in medication management and infection prevention
Bard’s strong product portfolio and innovation pipeline increases BD’s opportunities in fast growing clinical areas
Accelerated growth outside of the U.S. Financially compelling combination with meaningful long-term value for shareholders
› Brings together highly complementary product sets to create unmatched solutions for customers.
› Bard’s clinically differentiated offerings create more meaningful scale and rele— vance for BD in high growth categories of oncology and surgery.
› More opportunities for patients and clinicians around the world to benefit from BD’s and Bard’s product technology.
›Accelerates BD’s progress towards long-term target of revenue growth of 5+ percent.
› Better positioned to provide end-to- end medication management solutions across the care continuum.
› Expands BD’s focus on the treatment of disease states beyond diabetes to include peripheral vascular disease,urology, hernia and cancer.
› Expanded portfolio of clinically rele— vant products, with clearly identified opportunities to drive near-termrevenue synergies outside of the U.S.
›Approximately $300 million of estimated annual, pre-tax, run-rate cost synergies are expected in FY 2020.
› Further expands BD’s leadership in infection prevention, with offerings positioned to address 75% of the most costly and frequent healthcare associated infections (HAIs).
› Large and growing presence in emerging markets, including $1 billion in annual revenue in China.
›Revenue synergies identified beginning in FY 2019.
›Expected to improve BD’s gross margins and increase BD’s EPS growth trajectory.

FORWARD-LOOKING STATEMENTS

This fact sheet contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of Bard, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition, (ii) risks relating to the integration of Bard’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe, (iii) the outcome of any legal proceedings related to the proposed acquisition, (iv) access to available financing including for the refinancing of BD’s or Bard’s debt on a timely basis and reasonable terms, (v) the ability to market and sell Bard’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances, (vi) the loss of key senior management or other associates; the anticipated demand for BD’s and Bard’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures, (vii) the impact of competition in the medical device industry, (viii) the risks of fluctuations in interest or foreign currency exchange rates, (ix) product liability claims, (x) difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches, (xi) risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships, (xii) successful compliance with governmental regulations applicable to BD, Bard and the combined company, (xiii) changes in regional, national or foreign economic conditions, (xiv) uncertainties of litigation, and (xv) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this document speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S-4 that will constitute a prospectus of BD and include a proxy statement of Bard. BD and Bard also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and Bard with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company 1 Becton Drive Franklin Lakes, New Jersey07417 Attn: Investor Relations 1-(800)-284-6845	C.R. Bard, Inc. 730 Central Avenue Murray Hill, New Jersey 07974 Attn: Investor Relations 1-(908)-277-8065

PARTICIPANTS IN THE SOLICITATION

BD and Bard and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 15, 2016, for its 2017 Annual Meeting of Shareholders. Information about Bard’s directors and executive officers is available in Bard’s proxy statement dated March 15, 2017, for its 2017 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or Bard as indicated above.

NO OFFER OR SOLICITATION

This fact sheet shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.